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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 2, 1999


                         First Alliance Mortgage Company
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             (Exact name of registrant as specified in its charter)


                     California                             333-44585-07                     95-2944875
   ----------------------------------------------         ----------------              -------------------
   (State or Other Jurisdiction of Incorporation)         (Commission File               (I.R.S. Employer
                                                               Number)                  Identification No.)

               17305 Von Karman Avenue
                 Irvine, California                                                          92614-6203
      ----------------------------------------                                               ----------
      (Address of Principal Executive Offices)                                               (Zip Code)


        Registrant's telephone number, including area code (949) 224-8500


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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


Item 5.  Other Events.

                  In connection with the offering of First Alliance Mortgage Company Mortgage Loan Asset Backed Certificates, Series 1999-2, described in a Prospectus Supplement to be dated as of June 1999, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

                  The Related Computational Materials furnished to certain prospective investors by the Underwriter, Lehman Brothers Inc., are filed herewith as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  99.1 Computational Materials provided by Lehman Brothers Inc. in connection with sales efforts related to the Registrant's securities.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       By:    FIRST ALLIANCE MORTGAGE COMPANY,
                                              as Company


                                       By:    /s/ Francisco Nebot
                                              ----------------------------------
                                       Name:  Francisco Nebot
                                       Title: Executive Vice President and Chief
                                              Financial Officer


Dated:   June 2, 1999